Execution Version
NINTH AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This NINTH AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of April 12, 2022, is among SILVERBOW RESOURCES, INC., a Delaware corporation (the “Borrower”), the undersigned guarantors (the “Guarantors” and, together with the Borrower, the “Obligors”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), the Existing Lenders (as defined below) and Citibank, N.A. and East West Bank, as additional Lenders (the “New Lenders”).
Recitals
A.    The Borrower, the Administrative Agent and the Lenders party thereto immediately prior to the date hereof (the “Existing Lenders”) are parties to that certain First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has informed the Administrative Agent and the Lenders that it currently intends to and may in the future enter into certain deposit and/or escrow arrangements with sellers to the extent necessary or desirable to comply with the terms of a binding purchase agreement, and the Borrower has requested to amend certain provisions of the Credit Agreement to permit the foregoing.
C.    The New Lenders intend to become party to the Credit Agreement as Lenders and the Existing Lenders have agreed to assign and reallocate at par their Commitments, Revolving Credit Exposures and Maximum Credit Amounts to the New Lenders as further described in this Amendment.
D.    The Administrative Agent and the Lenders have agreed, subject to the terms and conditions herein, to (a) increase the Borrowing Base from $460,000,000 to $525,000,000 in connection with the Current Scheduled Redetermination (as defined below), and (b) amend certain provisions of the Existing Credit Agreement in connection with the foregoing.
E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. For purposes of this Amendment, all references to a “Lender” shall include such Lender’s capacity as an Issuing Bank, to the extent applicable. Unless otherwise indicated, all section references in this Amendment refer to sections in the Credit Agreement.
Section 2.     New Lenders; Reallocation of Commitments. The New Lenders intend to become party to the Credit Agreement as Lenders. The New Lenders and the Existing Lenders have agreed, and the Administrative Agent and the Borrower hereby consent, to, upon the Ninth Amendment Effective Date, (a) the New Lenders becoming party to the Credit Agreement as Lenders and (b) the assignment and reallocation at par of the Existing Lenders’ respective Commitments, Revolving Credit Exposures and Maximum Credit Amounts (the “Assigned

Interests”), in each case, such that after giving effect to such actions, the Maximum Credit Amount and Applicable Percentage for each Lender shall equal those reflected on Annex I attached hereto and such annex shall replace and supersede Annex I to the Existing Credit Agreement. With respect to the foregoing assignments and reallocations, each Lender shall be deemed to have acquired its portion of the Assigned Interests allocated to it from the other Lenders pursuant to the terms of an Assignment and Assumption attached as Exhibit G to the Credit Agreement as if each such Lender had executed an Assignment and Assumption with respect to such allocation and otherwise they shall occur upon the Ninth Amendment Effective Date pursuant to mechanics reasonably determined by the Administrative Agent. In connection with, and for the purposes of, the assignments and reallocations effected by this Amendment only, the Administrative Agent waives the processing and recordation fee under Section 12.04(b)(ii)(C) of the Credit Agreement.
Section 3.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as of the Ninth Amendment Effective Date in the manner provided in this Section 3.
3.1    New Definition. Section 1.02 of the Credit Agreement is amended to add thereto in alphabetical order the following definition which reads in full as follows:
“Ninth Amendment Effective Date” means April 12, 2022.
3.2    Amendment to Section 9.05 of the Credit Agreement. Section 9.05 of the Credit Agreement is amended to add the following new clause (l) at the end of such Section as follows:
(l) Investments, including, for the avoidance of doubt, any such Investments made on or prior to the Ninth Amendment Effective Date, in the form of deposits made by Borrower or any of its Restricted Subsidiaries to third party sellers, including purchase price deposits held in escrow, pursuant to a binding and enforceable purchase and sale agreement in an aggregate amount not to exceed the lesser of $50,000,000 and 10% of the Borrowing Base at any time.
Section 4.    Ninth Amendment Effective Date Borrowing Base Increase. Each of the parties hereto agrees that upon and as of the Ninth Amendment Effective Date: (a) the May 1, 2022 Scheduled Redetermination shall be deemed to have taken place according to the procedures set forth in the Credit Agreement and (b) the amount of the Borrowing Base shall be increased from $460,000,000 to $525,000,000 (the “Current Scheduled Redetermination”). After giving effect to the Current Scheduled Redetermination, the Borrowing Base shall remain in effect until otherwise redetermined or adjusted pursuant to the Borrowing Base Adjustment Provisions in accordance with the terms of the Credit Agreement. For avoidance of doubt, this provision does not limit the right of the parties to initiate Interim Redeterminations of the Borrowing Base in accordance with Section 2.07(c) of the Credit Agreement or any other Borrowing Base Adjustment Provisions and the Current Scheduled Redetermination shall not constitute an Interim Redetermination. This Section 4 constitutes the New Borrowing Base Notice delivered in accordance with Section 2.07(d) of the Credit Agreement in connection with the Current Scheduled Redetermination.
Section 5.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Ninth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02(b) of the Credit Agreement):
5.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable in connection with this Amendment or any other Loan Document on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced, reimbursement
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or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to this Amendment or any other Loan Document.
5.2    The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors and each Lender.
5.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the representations and warranties in Section 6.2(d) below.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Ninth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 (or the waiver of such conditions as permitted in Section 12.02(b) of the Credit Agreement). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. All of the terms and provisions of the Credit Agreement are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed to be an agreement by the Administrative Agent or the Lenders to agree to any future requests.
6.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Obligations in accordance with the terms thereof, after giving effect to this Amendment; (c) agrees that from and after the Ninth Amendment Effective Date (i) each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement; and (d) represents and warrants to the Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
6.3    Loan Document. This Amendment is a Loan Document.
6.4    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that
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reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
6.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 12.09(b)-(d) of the Credit Agreement shall be incorporated herein mutatis mutandis.
6.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.8    No Claims. Each Obligor represents and warrants that as of the date of this Amendment, it has no knowledge of events or circumstances that would reasonably be expected to give rise to a claim against any Lender or the Administrative Agent.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:    SILVERBOW RESOURCES, INC.

By:     /s/ Christopher M. Abundis
Name: Christopher M. Abundis
Title: Executive Vice President, Chief Financial Officer, General Counsel and Secretary
GUARANTOR:    SILVERBOW RESOURCES OPERATING, LLC

By:     /s/ Christopher M. Abundis
Name: Christopher M. Abundis
Title: Executive Vice President, Chief Financial Officer, General Counsel, Treasurer and Secretary

Ninth Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A., as
    Administrative Agent and a Lender

By:     /s/ Jo Linda Papadakis
Name:    Jo Linda Papadakis
Title:    Authorized Officer
Ninth Amendment to Credit Agreement
Signature Page

LENDER:    Bank of America, N.A., as a Lender
By:     /s/ Ajay Prakash
Name:    Ajay Prakash
Title: Director

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    CANADIAN IMPERIAL BANK OF
    COMMERCE, NEW YORK BRANCH, as a
    Lender

By:     /s/ Trudy Nelson
Name:    Trudy Nelson
Title: Authorized Signatory
By:     /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title: Authorized Signatory
Ninth Amendment to Credit Agreement
Signature Page

LENDER:    FIFTH THIRD BANK, NATIONAL
    ASSOCIATION, as a Lender

By:     /s/ Dan Condley
Name:    Dan Condley
Title: Managing Director

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    KEYBANK NATIONAL ASSOCIATION, as a
    Lender

By:     /s/ George E. McKean
Name:    George E. McKean
Title: Senior Vice President

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    TRUIST BANK, as a Lender

By:     /s/ Greg Krablin
Name:    Greg Krablin
Title: Director

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    CAPITAL ONE, NATIONAL ASSOCIATION,
    as a Lender

By:     /s/ Cameron Breitenbach
Name:    Cameron Breitenbach
Title: Director

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    BOKF NA, dba Bank of Texas, as a Lender

By:     /s/ Taylor Morris
Name:    Taylor Morris
Title: VP – Energy Lending

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    Citibank N.A., as a Lender

By:     /s/ Thomas Skipper
Name:    Thomas Skipper
Title: Senior Vice President

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    COMERICA BANK, as a Lender

By:     /s/ Robert Kret
Name:    Robert Kret
Title: Vice President

Ninth Amendment to Credit Agreement
Signature Page

LENDER:    East West Bank, as a Lender

By:     /s/ Andrew Long
Name:    Andrew Long
Title: Vice President

Ninth Amendment to Credit Agreement
Signature Page

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMORGAN CHASE BANK, N.A.	12.380952387%	$123,809,523.87
BANK OF AMERICA, N.A.	11.428571429%	$114,285,714.29
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH	11.428571429%	$114,285,714.29
FIFTH THIRD BANK, NATIONAL ASSOCIATION	11.428571429%	$114,285,714.29
KEYBANK NATIONAL ASSOCIATION	11.428571429%	$114,285,714.29
TRUIST BANK	11.428571429%	$114,285,714.29
CAPITAL ONE, NATIONAL ASSOCIATION	8.571428571%	$85,714,285.71
BOKF, N.A. DBA BANK OF TEXAS	6.666666667%	$66,666,666.67
CITIBANK, N.A.	6.666666667%	$66,666,666.67
COMERICA BANK	4.761904762%	$47,619,047.62
EAST WEST BANK	3.809523801%	$38,095,238.01
TOTAL	100.000000000%	$1,000,000,000.00

ANNEX I